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                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies in his capacity as an officer of American Physicians Capital, Inc. (the "Company"), for purposes of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

         (1) The Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in such Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


August 14, 2003



/s/ William B. Cheeseman
-----------------------------------
William B. Cheeseman
Chief Executive Officer


/s/ Frank H. Freund
-----------------------------------
Frank H. Freund
Chief Financial Officer